STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made and entered into as of May 8, 2009, between Neurotech, Inc., a Nevada corporation (the “Buyer”) and the individuals named as the shareholders on the signature page hereto (referred to herein collectively as the “Sellers” or individually as the “Seller”).

This Agreement sets forth the terms and conditions upon which Sellers are selling to the Buyer and the Buyer is purchasing from the Sellers the number of shares (hereinafter referred to as the “Shares”) of common stock of Capital Equity Finance, Inc., a Florida corporation (the “Company”) indicated on the signature page hereto in a private stock sale transaction.

In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

I. SALE OF THE SHARES.

1.01           Shares being Sold. Subject to the terms and conditions of this Agreement, each Seller is selling his, her or its Shares to the Buyer.

1.02           Consideration.

(a)           Purchase Price. “The Purchase Price” of the Shares shall be the amount indicated on the signature page hereto.

(b)           Each Seller acknowledges that other shareholders may be selling their shares in the company in private transactions and in varying amounts and prices per share and this Agreement confirms our private transaction in writing.

1.03           Settlement Funds. The Buyer has remitted funds to the trust account of Russell C. Weigel, III, P.A. Upon execution of this Agreement by all parties, Russell C. Weigel, III, P.A. is authorized without further consent by any party hereto to disburse funds to the Sellers.

1.04           Closing. The Closing of the transactions shall take place on May 8, 2009, or at such other date and time as the parties may mutually agree in writing.

1.05           Transactions and Documents at Closing.

(1) Deliveries by Seller and the Company.  At the Closing, Seller and the Company shall deliver to Buyer:

(1)	the certificates representing the Shares in proper form for transfer to Buyer;

(2)	the resignation of the Company’s sole officer and director; and

(3)	the stock ledger, minute book, corporate seal and books and records of the Company; and

(2) Deliveries by Buyer.  At the Closing, Buyer shall deliver to Sellers:

(1)	payment of the Purchase Price.

II. RELATED TRANSACTIONS.

2.01             Finder. The Sellers and the Buyer acknowledge that Coast to Coast Realty, Inc., a licensed business broker, acted as a finder with respect to the transaction contemplated herein.  Sellers will pay the finder’s fee for such services.

2.02            Other Shareholders.  The Sellers and the Buyer acknowledge that other shareholders of the Company may be selling their shares in the Company in private transactions and in varying amounts and prices per share and that this Agreement confirms each Seller’s and Buyer’s private transaction in writing.  By signing this Agreement, each Seller acknowledges that shares in the Company may be sold at varying prices and that there has been no influence exerted over the Seller by any officer or director of the Company regarding the sale of any of each Seller’s Shares.

III. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

Each Seller hereby represents and warrants as follows:

3.01           Ownership of the Shares.  Seller is the record and beneficial owner of the Shares of Common Stock of the Company set forth on the signature page hereto and to be transferred to the Buyer pursuant to this Agreement.  All of the Shares to be delivered by the Seller are free and clear of all voting trusts, agreements, arrangements, encumbrances, liens, claims and liabilities of every nature, and each Seller is conveying clear and unencumbered title thereto to the Shares

IV. REPRESENTATIONS AND WARRANTIES BY BUYER.

Buyer hereby represents and warrants as follows:

4.01           Authority; No Violation. The execution and delivery of this Agreement by the Buyer and the consummation of the transactions contemplated hereby by Buyer has been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of any contract, commitment, indenture, other agreement or restriction of any kind or character to which any of the individual Buyer is a party or by which any of the individual Buyer is bound.

4.02           Representations Regarding the Acquisition of the Shares.

(a)           The Buyer understands the speculative nature and the risks of investments associated with the Company and confirms that it is able to bear the risk of the investment, and that there may not ever be any public market for the Shares purchased herein;

(b)           Neither the Company nor any of the Sellers are under an obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by the Buyer, and Buyer is solely responsible for determining the status, in  its hands, of the shares acquired in the transaction and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(c)           The Buyer has had the opportunity to ask questions of the Company and the Sellers and receive additional information from the Company to the extent that the Company possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) all material books and records of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all filings made with the SEC; and, (4) an opportunity to question the appropriate executive officers of the Company and Sellers.

(d)           The Buyer has sufficient knowledge and experience in financial and business matters, and is sufficiently familiar with investments of the type represented by the Shares, including familiarity with previous private and public purchases of speculative and restricted securities, that it is capable of evaluating the merits and risks associated with purchase of the Shares;

(e)           In evaluating the merits of the purchase of the Shares, Buyer has relied solely on his, her or its own investigation concerning the Company and has not relied upon any representations provided by the Company or by the Sellers;

(f)           Buyer understands and acknowledges that (a) the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws in reliance upon exemptions provided thereunder and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations, as applicable, and (b) the representations and warranties contained herein are being relied upon by the Company and Seller as a basis for the exemption for the transfer of the Shares pursuant to this Agreement under the registration requirements of the Securities Act and any applicable state securities laws.  Buyer is acquiring the Shares for Buyer's own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act; and

(g)           Buyer is an “accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.
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4.03.           Responsibility to Manage the Company.  At the Closing, Buyer, on behalf of Company, shall assume all duties and responsibilities to make and complete all required filings with the U.S. Securities and Exchange Commission, to comply with the federal securities laws, to comply with any and all requirements of the Laws of the States where the Company may do business, to file any applicable tax returns, and to maintain the articles of incorporation in good standing, and Sellers will be discharged at the Closing from any such duties and any and all other duties or responsibilities pertaining to the Company, except as may be separately set forth in this Agreement.

 V. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

5.01           Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party; provided that unless a claim is brought prior thereto, all representations and warranties set forth herein by the Sellers shall expire one year from the date hereof.

5.02           Indemnification.  Buyer shall hold Sellers harmless from any and all claims arising out of or related to (i) actions taken by Buyer in its capacity as a shareholder of the Company or (ii) the sale or transfer by Buyer of all or any portion of its shares in the Company.

VI. ADDITIONAL CONDITIONS TO CLOSING

6.01           Obligation of Buyer to Close. The Buyer shall not be obligated to close this transaction unless it is satisfied, following reasonable investigation, that all of the representations of Sellers as of the date of execution of this Agreement and as of the date of Closing under this Agreement are true and correct in all material respects.

VII. MISCELLANEOUS

7.01           Expenses. Each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

 7.02           Further Assurances. From time to time, at the request of the Buyer and without further consideration, the Sellers shall execute and transfer such documents and take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

7.03           Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

7.04           Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

7.05           Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

7.06           Confidentiality.  Each party hereby agrees that all information provided by the other party and identified as “confidential” will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

7.07           Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) to the parties at their address specified on the signature page hereto, with a copy sent as indicated on the signature page.

7.08           Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.09           Applicable Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Iowa.

Signature Page to Stock Purchase Agreement Dated May 8, 2009

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: Neurotech, Inc. /s/ Chad B. Beemer Name: Chad B. Beemer Title: President	With a copy to: Vincent & Rees, L.C. 175 East 400 South Suite 610 Salt Lake City, Utah 84111
SELLER: /s/ Luz Weigel Waterford Capital Group, Inc.
Number of shares being sold: 1,500,000 Number of shares retained: 0 Aggregate Purchase Price: $12,499.95 Per share price: $0.008
Seller’s Address for Notices: 5775 Blue Lagoon Drive, Suite 100 Miami, FL 33126

Signature Page to Stock Purchase Agreement Dated May 8, 2009

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: Neurotech, Inc. /s/ Chad B. Beemer Name: Chad B. Beemer Title: President	With a copy to: Vincent & Rees, L.C. 175 East 400 South Suite 610 Salt Lake City, Utah 84111
SELLER: /s/ Russell C. Weigel, III, Cust. for Russell C. Weigel, III, Cust. for Madeleine W. Weigel, FL UTMA
Number of shares being sold: 100,000 Number of shares retained: 0 Aggregate Purchase Price: $833.00 Per share price: $0.008
Seller’s Address for Notices: 5775 Blue Lagoon Drive, Suite 100 Miami, FL 33126

Signature Page to Stock Purchase Agreement Dated May 8, 2009

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: Neurotech, Inc. /s/ Chad B. Beemer Name: Chad B. Beemer Title: President	With a copy to: Vincent & Rees, L.C. 175 East 400 South Suite 610 Salt Lake City, Utah 84111
SELLER: /s/ Russell C. Weigel, III, Cust. for Russell C. Weigel, III, Cust. for Audrey J. Weigel, FL UTMA
Number of shares being sold: 100,000 Number of shares retained: 0 Aggregate Purchase Price: $833.00 Per share price: $0.008
Seller’s Address for Notices: 5775 Blue Lagoon Drive, Suite 100 Miami, FL 33126

Signature Page to Stock Purchase Agreement Dated May 8, 2009

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: Neurotech, Inc. /s/ Chad B. Beemer Name: Chad B. Beemer Title: President	With a copy to: Vincent & Rees, L.C. 175 East 400 South Suite 610 Salt Lake City, Utah 84111
SELLER: /s/ Russell C. Weigel, III, Cust. for Russell C. Weigel, III, Cust. for Sophia M. E. Weigel, FL UTMA
Number of shares being sold: 100,000 Number of shares retained: 0 Aggregate Purchase Price: $833.00 Per share price: $0.008
Seller’s Address for Notices: 5775 Blue Lagoon Drive, Suite 100 Miami, FL 33126

Signature Page to Stock Purchase Agreement Dated May 8, 2009

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: Neurotech, Inc. /s/ Chad B. Beemer Name: Chad B. Beemer Title: President	With a copy to: Vincent & Rees, L.C. 175 East 400 South Suite 610 Salt Lake City, Utah 84111
SELLER: /s/ Robert Fountain Robert Fountain /s/ Elisabet Fountain Elisabet Fountain
Number of shares being sold: 100,000 Number of shares retained: 0 Aggregate Purchase Price: $833.00 Per share price: $0.008
Seller’s Address for Notices: ATTN: Robert Fountain P.O. Box 19-0708 Miami Beach, FL 33119-0708

Signature Page to Stock Purchase Agreement Dated May 8, 2009

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: Neurotech, Inc. /s/ Chad B. Beemer Name: Chad B. Beemer Title: President	With a copy to: Vincent & Rees, L.C. 175 East 400 South Suite 610 Salt Lake City, Utah 84111
SELLER: /s/ Gary Cameron Gary Cameron /s/ Marlene Cameron Marlene Cameron
Number of shares being sold: 100,000 Number of shares retained: 0 Aggregate Purchase Price: $833.00 Per share price: $0.008
Seller’s Address for Notices: 18501 SW 252 Terrace Homestead, FL 33031

Signature Page to Stock Purchase Agreement Dated May 8, 2009

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Buyer, the Seller and the Company on the date first above written.

BUYER: Neurotech, Inc. /s/ Chad B. Beemer Name: Chad B. Beemer Title: President	With a copy to: Vincent & Rees, L.C. 175 East 400 South Suite 610 Salt Lake City, Utah 84111
SELLER: /s/ Esper Gullatt, Jr. The Stone Financial Group, Inc.
Number of shares being sold: 4,000,000 Number of shares retained: 0 Aggregate Purchase Price: $33,333.20 Per share price: $0.008
Seller’s Address for Notices: 7701 France Avenue South Suite 200 Edina, MN 55435